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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholders
Axiohm Transaction Solutions, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                          /s/ KPMG PEAT MARWICK LLP

San Diego, California
May 11, 1998